SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TIFF INVESTMENT PROGRAM, INC.
(Name of Registrant as Specified in Its Charter/Declaration of Trust)

_____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)
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1

NOTICE OF ANNUAL MEETING OF MEMBERS OF
TIFF INVESTMENT PROGRAM, INC.
_____________

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund
____________

Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania 19428

ANNUAL MEETING OF MEMBERS
TO BE HELD ON FEBRUARY 29, 2008

To the shareholders (“members”) of TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund (each, a “Fund” and collectively, the “Funds”):

NOTICE IS HEREBY GIVEN that an Annual Meeting of Members (the “Meeting”) of TIFF Investment Program, Inc. (“TIP”) will be held on February 29, 2008 at 11:00 a.m., Eastern time, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

The Annual Meeting is being held for the following purposes:

1.	To elect Directors of TIP; and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

Members of record as of the close of business on January 18, 2008 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any member present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such member’s proxy will not be used. The enclosed proxy card is being solicited on behalf of the Board of Directors of TIP.

By order of the Board of Directors of the
TIFF Investment Program, Inc.,

Tina M. Leiter
Secretary
Date: February 1, 2008

TIFF Investment Program, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, Pennsylvania 19428
________________

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund
_____________

PROXY STATEMENT
FEBRUARY 1, 2008
_____________

FOR THE ANNUAL MEETING OF MEMBERS
TO BE HELD ON FEBRUARY 29, 2008

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of TIFF Investment Program, Inc. (“TIP”) of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at an annual meeting of the members of the Funds (the “Meeting”) to be held at 11:00 a.m., Eastern time, on February 29, 2008 at the offices of TIFF Advisory Services, Inc. (“TAS” or the “Advisor”), Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Members (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed or otherwise being made available, to members on or about February 1, 2008. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called for the purpose of having the members of the Funds consider and take action upon the proposal listed in the Notice (the “Proposal”). The Proxy Statement contains information you should know before voting on the Proposal. The following is the Proposal presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposal:

Proposal	Affected Funds
Proposal 1: To elect Suzanne Brenner, Sheryl Johns, William McCalpin, and Jane Mendillo as Directors of TIP.	All Funds

TIP’s Board is soliciting votes from members of the Funds. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about February 1, 2008. The appointed proxies will vote in their discretion on any other business, including any adjournment of the Meeting, as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. Additional matters would only include matters that were not anticipated as of the date of this proxy.

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum. Any proxy given by a member is revocable until voted at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposals are not received, the meeting chair may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A member vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Members of all Funds will vote together. Members of record at the close of business on January 18, 2008 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournments(s) thereof. As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote, and the net asset value per share was as follows:

TIFF Multi-Asset Fund	[xxx] shares	[nav]
TIFF International Equity Fund	[xxx] shares	[nav]
TIFF US Equity Fund	[xxx] shares	[nav]
TIFF Short-Term Fund	[xxx] shares	[nav]

Members of a Fund on the Record Date shall be entitled to one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share of common stock of the Fund on each matter submitted to a vote at the Meeting. TIP’s principal executive offices are located at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

I.	PROPOSAL 1: ELECTION OF DIRECTORS

At the Meeting, four Directors will be elected to constitute the entire TIP board, each to serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death or removal. The nominees are Suzanne Brenner, Sheryl Johns, William McCalpin and Jane Mendillo. It is the intention of the persons named in the enclosed proxy to vote in favor of the nominees.

Each of the nominees has consented to serve as a Director of TIP. Ms. Brenner and Ms. Johns are currently Directors of TIP. Ms. Johns has served as a Director since April 1996 and Ms. Brenner has served as a Director since July 2003. Mr. McCalpin was a founding Director of TIP and served on the Board until 1998. Neither Mr. McCalpin nor Ms. Mendillo is currently on the TIP Board. Each nominee was recommended to the TIP Board by TIP’s Nominating Committee and the Board approved such nominations. Prior to making its recommendation to the Board, the Nominating Committee reviewed, both at an in-person meeting and through individual due diligence and informal discussions and consideration thereof, information regarding Mr. McCalpin and Ms. Mendillo to determine their qualifications to be recommended as nominees. Ms. Johns recommended Mr. McCalpin to the Nominating Committee and members of TAS’s management recommended Ms. Mendillo to the Nominating Committee. TIP’s members have previously elected Ms. Johns but have not elected Ms. Brenner, Mr. McCalpin or Ms. Mendillo. The Board knows of no reason why any of the nominees would be unable to serve as Directors, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Nominating Committee may recommend and the Board may approve.

The following table provides information concerning the Nominees for election by members, Directors whose re-election is being sought, and the executive officers of the Funds. Unless otherwise noted, (i) each Director and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of the Directors and officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428.

Name and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Directors
Suzanne Brenner Age: 49	Director	Since 2003	Chief Investment Officer, The Metropolitan Museum of Art (2007 - present); Deputy CIO and Associate Treasurer, The Metropolitan Museum of Art (prior thereto).	4	N/A

Sheryl Johns* Age: 51	Director and Chairperson	Since 1996	Executive Vice President, Houston Endowment Inc.	4	TIFF Education Foundation.

William F. McCalpin Age: 50	Nominee	NA	Private Investor. Formerly Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation) (1998-2006).	4	The Janus Funds (73 portfolios), FB Heron Foundation (a private grant-making foundation), Association Montessori International - USA (an organization that supports Montessori education).

Interested Director
Jane Mendillo† Age: [ ]	Nominee	NA	Chief Investment Officer, Wellesley College	4	TIFF Advisory Services, Inc., TIFF Education Foundation

Name and Age	Position(s) held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Principal Officers‡
Richard J. Flannery Age: 50	President & CEO	Since 2003	CEO, TIFF Advisory Services, Inc. (2004-present). President and CEO, TIFF Investment Program, Inc. (2003-present). Executive Vice President, Delaware Investments (1998-2002).

David A. Salem Age: 51	Vice President & CIO	Since 2002	President/CIO, TIFF Advisory Services, Inc. (1993-present) (CEO 1993-2004).

Richelle S. Maestro Age: 50	Vice President & Chief Legal Officer	Since 2006
Vice President/General Counsel, TIFF Advisory Services, Inc. (2005-present). Executive Vice President/General Counsel, Delaware Investments (2003-2005). Senior Vice President/Deputy General Counsel, Delaware Investments (1999-2003).

Dawn I. Lezon Age: 42	Vice President & Assistant Treasurer	Since 2006	Vice President/Treasurer, TIFF Advisory Services, Inc. (2006-present). Partner, Crane, Tonelli, Rosenberg & Co., LLP, public accounting firm (1998-2006).

Kelly A. Lundstrom Age: 43	Vice President	Since 2006	Vice President, TIFF Advisory Services, Inc. (2006-present). Investment Operations Consulting (2000-2003).

Tina M. Leiter Age: 41	Secretary	Since 2003	Secretary and Chief Compliance Officer (2004 - present), and Investment Operations and Compliance (prior thereto), TIFF Advisory Services, Inc.

William E. Vastardis Age: 52	Treasurer, CFO & CCO	Since 2003, since 2002, and since 1994, respectively.
President, Vastardis Fund Services LLC (2003-present). President, Vastardis Compliance Services LLC (2004-present). Managing Director, Investors Capital Services, Inc. (formerly AMT Capital Services, Inc.) (1992-2003).

______________________________________
*Ms. Johns is an officer of a member deemed to be a control person of TIFF International Equity Fund because such member holds 25% or more of the outstanding voting securities of the Fund.
†Ms. Mendillo will be deemed an "interested director" of TIP, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because she is also a director of TIFF Advisory Services, Inc.
‡The officers of TIP are elected annually by the Board.

Director Compensation. All of the Directors currently serve as volunteers who receive no fees or salary but are eligible for expense reimbursement and a matching charitable gift program offered by TIP. Similarly, Ms. Mendillo serves as a volunteer on the TAS board and receives no fees or salary but is eligible for expense reimbursement and a matching charitable gifts program offered by TAS. In connection with the nomination process conducted by the nominating committee and the Board, extensive consideration was given to the role of an independent board chair and the increased demands of that role in recent years given the growth in the Funds’ assets and the ever-changing investment and regulatory environment. Both the nominating committee and the full Board concluded that an independent board chair must undertake a growing list of duties in addition to the duties normally ascribed to a director. Among the duties of an independent board chair are to serve as the primary liaison on behalf of the board with independent counsel to the independent directors, the board, management and staff of the investment advisor, as well as the Chief Compliance Officer (“CCO”). In addition, the independent board chair is involved in setting the agenda for each board meeting and coordinating matters among all directors both in connection with meetings and during the period between meetings. The independent board chair also takes the lead in recruiting and evaluating the performance of the CCO. In consideration of these and other duties performed by the independent board chair, the nominating committee recommended that the Board consider compensating the independent board chair for his or her service as chair. The Board considered certain industry data and other factors that it deemed relevant and approved a resolution providing for payment of $75,000 per year to the independent board chair for serving as chair, commencing after the election of Directors at the Meeting. Compensation payable to the independent board chair will be a TIP expense and will be allocated to each Fund pro rata based on the relative net assets of each Fund. The Directors, other than the independent board chair, will continue to serve as volunteers and will receive no fees or salary for their service as Directors and will continue to be eligible for expense reimbursement and a matching gifts program. The independent board chair will receive no additional fees or salary for service as a Director.

It is the intent of the Board to select a new independent board chair after the Meeting. It is currently expected that Ms. Johns will cease to serve as independent board chair at the next meeting of the Board following the Meeting and that the newly elected Board will select Mr. McCalpin, if elected, to serve as the independent board chair. Assuming that Mr. McCalpin is elected to the Board and selected by the newly elected Board to serve as independent board chair, he would be entitled to the compensation described in the preceding paragraph. There can be no assurance that Mr. McCalpin will be selected to serve as independent board chair, and if he is not and another independent Director is selected as independent board chair, that other Director would be entitled to such compensation. Members are not being asked to approve the payment of compensation to the independent board chair.

General Information Regarding the Board of Directors. TIP’s Board, which is currently composed of one interested and three independent Directors, held four regularly scheduled meetings in 2007 and one special telephonic meeting. Each Director, other than Mr. Hoffman (an incumbent Director who is not standing for re-election), attended at least 75% of the aggregate number of all meetings of the Board and all committees on which he or she served. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. As TIP is not required to convene annual member meetings, there is no policy regarding Director attendance at such meetings.

Audit Committee. The Board has an audit committee that met twice during the fiscal year ended December 31, 2007. Each of TIP’s independent directors serves on the audit committee of TIP. Pursuant to its charter, the purpose of the audit committee is to (a) oversee TIP’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (b) oversee the quality and objectivity of TIP’s financial statements and the independent audit thereof; and (c) act as a liaison between TIP’s independent auditor and the full board.

Nominating Committee. The nominating committee met once during the fiscal year ended December 31, 2007. Each of TIP’s independent directors also serves on the nominating committee of TIP. The nominating committee’s mission is to promote the effective participation of qualified individuals on the Board and committees of the Board. The nominating committee’s functions are to (a) receive, review, and maintain files of individuals qualified to be recommended as nominees for election as directors, which shall include a review of the individual’s status as an “interested person” of TIP under the 1940 Act; (b) make nominations to the Board of individuals to serve as independent directors; and (c) except as otherwise provided in any procedures adopted by the Board, present recommendations to the Board regarding directors to be selected for membership on the various committees of the Board. With respect to nominees to serve as independent directors, the committee will review their qualifications for board membership and their independence from TAS, TIP’s money managers, and other principal service providers. The committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with TAS, TIP’s money managers, or service providers). In addition, the nominating committee will periodically review the composition of the Board to determine whether it might be appropriate to add individuals with different backgrounds or skill sets from those already on the Board. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Nominating Committee, Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the Board. The nominating committee will assess member nominees in the same manner it reviews its own nominations.

Share Ownership of Directors of the Trust. The TIP funds are designed primarily for foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. Accordingly, as of December 31, 2007, the Directors and officers of TIP as a group owned less than 1% of the outstanding shares of any Fund. The following table sets forth information regarding the aggregate dollar range of equity securities in all Funds beneficially owned by each Director as of December 31, 2007:

Name of Director	Dollar Range of EquitySecurities in Each Fund[1]	Aggregate Dollar Range of EquitySecurities in All Registered InvestmentCompanies Overseen by Director in Family of Investment Companies[1]
Independent Directors
Suzanne Brenner	None	None
Sheryl Johns	None	None
William McCalpin	None	None
Interested Director
Jane Mendillo	None	None
___________________
1 Securities valued as of December 31, 2007

To the knowledge of the Funds, as of December 31, 2007, the Independent Directors and their immediate family members did not own beneficially or of record securities of an investment advisor of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor of the Funds.

Member Communications to the Directors. Members may send communications to the Directors by visiting The Investment Fund for Foundations website at www.tiff.org, or by addressing such correspondence directly to TIFF Investment Program, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428. When writing to the Board, members should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each member communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each member communication to the Board and the Fund’s Chief Compliance Officer. The Secretary may, in good faith, determine that a member communication should not be provided to the Board because it does not reasonably relate to the Funds or the Funds’ operations, management, activities, policies, service providers, Board, officers, members or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information).

Vote Required. The election of Directors, as set forth in Proposal 1, will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of all votes cast at the Meeting, either in person or by proxy. If Proposal 1 is not approved by the members, the Board will consider what action, if any, would be in the best interests of the members.

TIP'S DIRECTORS UNANIMOUSLY RECOMMEND THAT
MEMBERS VOTE "FOR" EACH NOMINEE.

OTHER MATTERS TO COME BEFORE THE MEETING

Management of TIP does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

INFORMATION ABOUT TIP

Investment Advisor. TIFF Advisory Services, Inc., (“TAS”) with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428, serves as the advisor to the TIP mutual fund family.

Money Managers. TAS chooses money managers each of which is responsible for the day-to-day investment decisions for that portion of a Fund’s assets allocated to such money manager. The Funds, other than TIFF Short-Term Fund, operate on a "multi-manager" basis. This means that the Funds are managed by more than one independent money manager in addition to TAS.

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, Custodian and Dividend Disbursing Agent. State Street Bank & Trust Company (formerly Investors Bank & Trust Company) (“State Street”), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian of the Funds’ assets as well as their administrator, accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Chief Compliance Officer Services and other Administrative Services. William E. Vastardis serves as TIP’s chief compliance officer in accordance with the terms of an engagement letter between TIP and Vastardis Compliance Services, LLC (“VCS”). An affiliate of VCS, Vastardis Fund Services, LLC (“VFS”), provides certain administrative services to TIP. VCS and VFS are located at 41 Madison Avenue, 30th Floor, New York, NY 10010.

Distributor. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 serves as the distributor of the Funds’ shares.

Independent Accountants. Ernst & Young LLP (“E&Y”), Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm for the Funds’ 2006 and 2007 fiscal years. Selection of the Funds’ independent accountants for the current fiscal year will take place at the regularly scheduled March Board meeting in accordance with the provisions of the 1940 Act. E&Y provides audit services and assistance and consultation in connection with tax returns and the reviewing of various SEC filings. PricewaterhouseCoopers LLP (‘‘PwC’’) served as TIP’s independent registered public accounting firm prior to E&Y. The decision to select E&Y was recommended by TIP’s audit committee and was approved by TIP’s Board of Directors on September 18, 2006. Upon being informed of the audit committee’s recommendation as to the selection of E&Y, PwC respectfully offered its resignation as the Funds’ independent registered public accounting firm.

The selection of E&Y does not reflect any disagreements with or dissatisfaction by TIP or the Board with the performance of the Funds’ former independent registered public accounting firm, PwC. PwC’s reports on the Funds’ financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of an opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds’ fiscal years ended December 31, 2005 and December 31, 2004, and through September 18, 2006, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304 (a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2005 and December 31, 2004, neither TIP, the Funds, nor anyone on their behalf consulted with E&Y on any items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Representatives of E&Y are not expected to be present at the Meeting, [but will have the opportunity to make a statement if they desire to do so and are expected to be available should any matter arise requiring their presence.]

Audit Fees. The aggregate Audit Fees paid or accrued for professional services rendered by the Funds’ independent accountant, E&Y, for the audit of the Funds’ annual financial statements for fiscal years 2007 and 2006, respectively, were:

2007 (unaudited)	2006
[$]	$260,400*
_____________
*Aggregate amounts may reflect rounding.

Audit-Related Fees. Audit-Related Fees are for assurance and related services by the Funds’ independent accountant that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as audit fees. No such fees were billed to the Funds for fiscal years 2007 and 2006.

Tax Fees. The aggregate fees paid or accrued by the Funds for professional services rendered by E&Y for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services, are shown in the table below:

2007 (unaudited)	2006
[$]	$43,000*†
_____________
*Aggregate amounts may reflect rounding.
†In addition, during 2006 PwC was paid $12,400 for 2005 tax overage work.

All Other Fees. All other fees would include products and services provided by E&Y to the Funds other than the services reported under the prior three categories. No such fees were billed to the Funds for fiscal years 2007 or 2006.

2007 (unaudited)	2006
[$]	$0

The Funds’ audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at its next regularly scheduled audit committee meeting.

E&Y did not render non-audit services to the Funds’ Advisor during 2007 or 2006. However, in addition to amounts reported above, the aggregate fees paid or accrued by the Funds’ Advisor for non-audit services rendered by PwC are shown in the table below:

2007	2006*
$0	$41,519
$0	$8,950[1]
$0	$2,200[2]
_____________
*Aggregate amounts may reflect rounding.
1Amount paid to PwC for providing E&Y a review of the Funds' prior year work papers.
2Amount paid to PricewaterhouseCoopers LLP - India for a tax related matter with respect to a fund that was previously liquidated.

Annual and Semi-Annual Reports. The Funds’ annual report for the fiscal year ended December 31, 2006, and semi-annual report for the period ended June 30, 2007, was previously distributed to members. The Funds will furnish, without charge, an additional copy of its annual or semi-annual report for the fiscal year ended December 31, 2006, and its semi-annual period ended June 30, 2007, to any member requesting such reports. An additional copy of the Funds’ semi-annual and annual reports may be obtained, without charge, by contacting TIP by mail, phone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

TIFF Investment Program, Inc.
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
1-800-984-0084
www.tiff.org

Electronic mail inquiries: Services offered by TIFF: info@tiff.org
Member-specific account data: memberservices@tiff.org

Expenses. TIP will pay the expenses in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses. Such expenses will be allocated to each Fund pro rata based on the relative net assets of each Fund.

Ownership of Fund Shares. As of December 31, 2007, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
TIFF MULTI-ASSET FUND	Saint Joseph’s University 5600 City Avenue Philadelphia, PA 19131	9,007,430.723 shares	6.76%

TIFF INTERNATIONAL EQUITY FUND	Houston Endowment Inc. 600 Travis, Suite 6400 Houston, TX 77002	12,310,633.724 shares	54.31%

TIFF US EQUITY FUND	Denver Foundation 55 Madison Street, 8th Floor Denver, CO 80206	2,482,530.980 shares	14.60%
	East Tennessee Foundation 625 Market Street, Suite 1400 Knoxville, TN 37902	2,269,461.911 shares	13.35%

	The Commonwealth Fund One East 75th Street New York, NY 10021	1,930,221.041 shares	11.36%
	Richard M. Fairbanks Foundation, Inc. 9292 North Meridian Street, Suite 304 Indianapolis, IN 46260	1,530,794.280 shares	9.01%
	Community Foundation for Greater Buffalo, Inc. 712 Main Street Buffalo, NY 14202	1,008,459.902 shares	5.93%
	The CH Foundation 4601 50th Street, Suite 208 Lubbock, TX 79414	943,236.635 shares	5.55%

TIFF SHORT-TERM FUND	Houston Endowment Inc. 600 Travis, Suite 6400 Houston, TX 77002	2,087,222.317 shares	12.80%
	St. David’s Health Care System, Inc. 811 Barton Springs Road, Suite 600 Austin, TX 78704	1,461,656.895 shares	8.96%
	Robert College Foundation 520 Eighth Avenue, North Tower, 20th Floor New York, NY 10008	1,210,683.330 shares	7.42%
	TIFF Advisory Services, Inc. Four Tower Bridge 200 Barr Harbor Drive, Suite 100 West Conshohocken, PA 19428	1,198,338.975 shares	7.34%
	Keystone Agency, Inc. 1500 Walnut Street, Suite 301 Philadelphia, PA 19102	1,054,360.436 shares	6.46%
	The Alexander and Margaret Stewart Trust 888 17th Street NW, Suite 610 Washington, DC 20006	862,334.158 shares	5.29%

TIP has no knowledge of any other owners of record of 5% or more of the outstanding shares of a Fund.

Additional Proxy Solicitation Information. In addition to solicitation by mail, certain officers and representatives of TIP and officers and employees of TAS may solicit proxies by telephone, facsimile, e-mail, or personally.

Member Proposals. TIP is not required to hold annual member meetings and currently does not intend to hold such meetings unless member action is required in accordance with the 1940 Act. A member proposal to be considered for inclusion in the proxy statement at any subsequent meeting of members must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 610-684-8210. ANY MEMBER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN THOUGH A PROXY HAS ALREADY BEEN RETURNED.

By order of the Board of Directors of the
TIFF Investment Program, Inc.

Tina M. Leiter
Secretary
February 1, 2008

 TIFF Investment Program, Inc.

This proxy form is solicited on behalf of the
Board of Directors of TIFF Investment Program, Inc.

The undersigned hereby appoints Richard J. Flannery, Tina M. Leiter, and Richelle S. Maestro, and each of them, proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the TIFF Multi-Asset Fund, TIFF International Equity Fund, TIFF US Equity Fund, and TIFF Short-Term Fund (the “Funds”) in connection with the annual meeting of the members of the Funds to be held at 11:00 a.m. Eastern time, on February 29, 2008, at the offices of TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, Pennsylvania 19428 and at any adjournment(s) thereof. When properly executed and returned, this proxy form will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy form will be voted for approval of the Proposals referenced below.

Please refer to the Proxy Statement for a discussion of the Proposals. The Board of Directors recommends that you vote “FOR” the Proposal. Please indicate your vote by filling in the appropriate box below.

PLEASE COMPLETE, SIGN AND RETURN THIS PROXY FORM AS PROMPTLY AS POSSIBLE BY MAIL IN THE ACCOMPANYING ENVELOPE OR BY FAX TO 610-684-8210.

Indicate your vote by marking one of the boxes beside the Proposal. THE BOARD OF DIRECTORS OF THE FUNDS RECOMMENDS A VOTE “FOR” THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
Proposal 1.	To elect the nominees specified below as Directors for an indefinite term of office:

	(1) Suzanne Brenner	☐	☐	☐

	(2) Sheryl Johns	☐	☐	☐

	(3) William McCalpin	☐	☐	☐

	(4) Jane Mendillo	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

Member	_______________________________	Control Number [999999999]

Number of Shares Owned
Multi-Asset Fund	[99,999,999.999]

1

International Equity Fund	[99,999,999.999]
US Equity Fund	[99,999,999.999]
Short-Term Fund	[99,999,999.999]

Signature of Authorized Person

_________________________
Authorized Person

_________________________
Date

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

2